Finance Receivables and Operating Leases (Future Minimum Lease Payments to be Received Under Financing Leases and Noncancelable Operating Leases) (Detail) - JPY (¥) ¥ in Millions	Dec. 31, 2016	Dec. 31, 2015
Financing leases
2017	¥ 117,728
2018	87,627
2019	58,364
2020	31,422
2021	10,986
Thereafter	639
Total minimum lease payments receivable	306,766	¥ 318,066
Operating leases
2017	7,226
2018	3,894
2019	2,185
2020	994
2021	409
Thereafter	41
Operating Leases, Future Minimum Payments Receivable, Total	¥ 14,749